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                                                                   Exhibit 10.14

USA Information Systems, Inc. (LOGO)
1092 LASKIN ROAD, SUITE 208
Virginia Beach, VA 23451
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                                 CONTENT LICENSE

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                               RESELLER AGREEMENT

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Reseller:  PARTSBASE.COM
7171 NORTH FEDERAL HIGHWAY, BOCA RATON, FL 33487


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         CONFIDENTIAL
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                      Content License & Reseller Agreement

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  1.0 Scope
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1.1      USAIS BACKGROUND. USA Information Systems, Inc. ("USAIS") is the
         exclusive owner of, among other things, an Internet-based parts, logistic and digital document database described in Attachment 1 (the "USAIS Content"). USAIS provides access to that database to paid subscribers through a Web site owned, operated and maintained by USAIS (the "Subscription Services"). The Subscription Services also are described in Attachment 1.

1.2 RESELLER BACKGROUND. Partsbase.com, Inc. ("Reseller") owns, operates and maintains a Web site through which it offers access to information related to the aviation and aerospace industry to its customers ("Reseller's Existing Service"). Reseller desires to obtain from USAIS, and USAIS desires to license to Reseller, the non-exclusive rights to resell the Subscription Services and to offer access to certain segments of the USAIS Content ("Content Access Services") to customers of Reseller's Existing Service.

1.3 DEFINITIONS. The USAIS Content, Subscription Services and Content Access Services are sometimes collectively referred to in this Agreement as the "USAIS Services and Content." Other terms used in this Agreement are defined throughout this Agreement and are capitalized.

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  2.0 Grant of License
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2.1      LICENSE GRANT. USAIS grants to Reseller the non-exclusive right to resell the Subscription Services and to offer access to those segments of the USAIS Content described in Attachment 1 to existing, future and potential customers of Reseller's Existing Service (the "License") upon the terms and conditions set forth in this Agreement and its attachments.

2.2 LIMITATIONS. Reseller may not resell USAIS Services or Content to any party other than customers of Reseller's products and Services existing as of the date of this Agreement. Reseller may not use the USAIS Services or Content in conjunction with any new products or services that Reseller introduces after the date of this Agreement without USAIS's prior written consent, which consent will not be unreasonably withheld. Reseller is prohibited from developing and/or providing (whether by itself or with or through a third party) any services or products that incorporate the USAIS Content. USAIS Content shall not be offered as a stand-alone service or product. Resale of the USAIS Subscription Services may be offered as a stand-alone service.

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  3.0 License Fees; Subscription Fees
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3.1      FEES ESTABLISHED. Reseller shall pay to USAIS the license fees set forth in Attachment 2 in accordance with the payment terms set forth in this Agreement and its attachments. USAIS will offer Reseller USAIS Services and Content for the fees and costs set forth in Attachment 2. Reseller shall determine charges to end-users for USAIS Services. USAIS will not pay a commission for the sale of USAIS subscription-based products and services, except as set forth in Attachment 2.

3.2 PAYMENT TERMS. USAIS will Invoice Reseller for the License, applicable sales of subscriptions to the Subscription Services and/or usage fees on a monthly basis. All Reseller payments must be

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         CONFIDENTIAL


         made to USAIS according to the payment schedule in Attachment 2. No commissions or compensation will be paid to Reseller for sales to existing USAIS customers.

3.3 PRICE/FEE CHANGES. USAIS reserves the right to change prices and fees for the Annual Subscription Service, as described in Attachment 2, with 90 days prior written notice. Sales closed within the 90-day window will be honored at the previous price. USAIS reserves the right to adjust prices for the USAIS Content License for any increase in services or user counts requested by Reseller on an annual basis. Increases in user count will be available in increments of 2,500 users and must be requested in writing by Reseller. This Agreement must be modified or amended by USAIS and agreed to by both parties prior to activating an increase in user count.

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  4.0 Exclusivity; Retention of Rights
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4.1      NON-EXCLUSIVITY; RETENTION OF RIGHTS. The License is provided to
         Reseller on a non-exclusive basis. USAIS shall retain the right (A) to license to other entities the rights to resell the Subscription Services and to resell Content Access Services and (B) to market and sell Subscription Services and Content Access Services, directly or indirectly.

4.2 PROHIBITED RELATIONSHIPS. USAIS will not grant a license to resell the Subscription Services or Content Access Services to any company listed in Attachment 3. Reseller in turn will not enter into any Agreement or establish any relationship with providers of content or services similar to those offered by USAIS as described in this Agreement and its attachments. Attachment 3 and the description of content and services set forth in this Agreement may be changed or updated at any time by a written amendment to this Agreement signed by both parties.

4.3 SUSPENSION OR TERMINATION OF USERS. USAIS retains the right to suspend or terminate any, or all, user(s) of the USAIS Services and Content at any time for misuse or abuse of the USAIS system. Misuse or abuse includes, but is not limited to, exceeding a user's look-up/download allowance, if any, by more than 25%, excessive or suspicious user activity as determined by average usage statistics of Reseller's customers base, reselling of USAIS Content or information in any form and unauthorized distribution of login/account information or coded query strings.

4.4 SUSPENSION FOR NONPAYMENT. Accounts may also be suspended from access to the USAIS Services and Content if a subscriber's account is delinquent for more than 30 days. In the event that USAIS determines potentially harmful activity to USAIS Services or Content, attributed to Reseller or Reseller's customers, USAIS reserves the right to immediately notify and suspend individual or all Reseller accounts.

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  5.0 Disclaimer
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USAIS MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE CONTENT AND
SERVICES, EXPRESS OR IMPLIED (IN LAW OR IN FACT), ORAL OR WRITTEN, INCLUDING, WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE AND ANY IMPLIED WARRANTIES THAT MIGHT ARISE FROM COURSE OF DEALING, USAGE OR CUSTOMARY INDUSTRY OR TRADE PRACTICES.

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  6.0 Term
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The initial term of this Agreement shall commence on June 1, 2000 and shall continue for a period of three years. This Agreement will be automatically renewed for two one-year terms, unless either party notifies

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the other in writing of its intention not to renew the Agreement within ninety
(90) days prior to the expiration of the then-current term.

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  7.0 Termination
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7.1      FOR CAUSE. In the event of any material breach of any term or provision under this Agreement by either party hereto, the non-breaching party may send a written notice explaining the nature of the breach to the breaching party. If any breach is not cured within thirty (30) days after the giving of the notice of breach, the non-breaching party may immediately terminate this Agreement delivering written notice to the breaching party. Notwithstanding anything to the contrary in this Agreement, upon USAIS's receipt of notification of default from Reseller and until USAIS cures the noted breach, the notice of default is withdrawn or this Agreement is terminated, USAIS will waive the restriction set forth in Section 4.2 prohibiting Reseller's ability to use an alternate content provider to replace services not then available from USAIS.

7.2 WITHOUT CAUSE. Either party may terminate this Agreement without cause after the expiration of the initial term upon 90-days prior written notice. If USAIS terminates without cause or does not renew this Agreement, USAIS will, at Reseller's option, continue to provide the licensed USAIS Content to Reseller for a term of one year from date of termination at the same prices and terms set forth in this Agreement on a month-to-month basis to service Reseller's existing customers as of the date of termination. If Reseller terminates without cause or does not renew this Agreement, Reseller shall not offer any services or products that compete with the Subscription Services, Content Access Services or USAIS Content for a period of one year from date of termination.

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  8.0 Obligations of USAIS
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8.1      QUALITY OF SERVICE; SALES REPRESENTATIVES. USAIS shall provide Reseller access to the USAIS Services and Content at a level equal to the service levels it provides for its own customers. USAIS will provide access to the USAIS Services and Content to be shared by Reseller's sales representatives for demonstration purposes. Each sales representative of Reseller must agree to limit use of the USAIS
         Services and Content to official business. Personal use, other than for training purposes, is not permitted. Providing access to customers for "trial purposes" is not permitted without prior written permission from USAIS.

8.2 SUPPORT. USAIS will provide help desk support for Subscription Services at a level equal to the service levels it provides for its own customers. USAIS will provide technical support services for Internet-based licensed USAIS Content to the technical staff of Reseller.

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  9.0 Obligations of Reseller
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9.1      PERFORMANCE. In addition to the obligations of Reseller set forth in other provisions of this Agreement, Reseller shall have the following obligations:

         o Reseller shall perform the obligations set forth in the attachments to this Agreement;
         o Reseller, at its own expense, shall use reasonable efforts to publicize the availability of and to promote and market the USAIS Services and Content. Such efforts shall include, without limitation, the demonstration of the Subscription Services, where deemed appropriate.
         o Reseller shall include a pre-approved display of the USAIS company logo, company name or "Powered by USA Information Systems" statement on all reports and documents delivered to Reseller's customers and on Reseller's web site.
         o Reseller shall complete and provide USAIS with a subscription request form for each sale.


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         CONFIDENTIAL

         o For sales of Subscription Services to multiple user installations, Reseller must provide USAIS a key contact within the customer's Information Systems department to assist USAIS technical and support personnel.
         o Reseller shall be responsible for ensuring that end user equipment (Personal Computers) shall be compatible with the configuration requirements provided by USAIS.
         o Reseller shall be responsible for ensuring that end users are fully aware and agree to comply with all USAIS terms and conditions associated with USAIS Products, Content and Services, whether now existing or hereafter developed.

9.2 Reseller shall also have the following obligations regarding charges to end-users and payment:

         o Reseller shall determine charges to end-users for USAIS Services and Content.
         o        Reseller will make scheduled payments on USAIS Content license fees as set forth in Attachment 2 of this Agreement.
         o        Reseller will be responsible for billing and collecting such fees from its customers.
         o Reseller will provide appropriate compensation to USAIS, subject to NET 30 terms, for sales of any USAIS Subscription Services.

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  10.0 Ownership
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Reseller acknowledges and agrees that USAIS owns all proprietary rights, including patent, copyright, trade secret, trademark and other proprietary rights, in and to the USAIS Services and Content and any corrections, enhancements, updates or other modifications to the USAIS Services and Content. Reseller further acknowledges and agrees that, except as permitted by this Agreement, it will not use for itself or license, publish, display, distribute or otherwise transfer the USAIS Services and Content to a third party, or allow a third party to use, license, publish, display, distribute or otherwise transfer the USAIS Services and Content.

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  11.0 Assignment
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USAIS may, without Reseller's prior written consent, assign or transfer this
Agreement as part of a corporate reorganization, consolidation, merger or sale, provided the assignee assumes all of USAIS's obligations hereunder. Reseller may assign or transfer this Agreement only with the prior written consent of USAIS, which consent will not be unreasonably withheld.

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  12.0 Indemnification
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Each Party agrees to indemnify and hold harmless the other Party, its officers, agents, and employees, against any and all losses, (including court and attorney's fees), liabilities, claims, demands, suits or causes of action, resulting from any injury (including death) or damage to property or business interest of third parties arising from or in any way connected with the service provided hereunder.

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  13.0 Limitation of Liability
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Notwithstanding any other provision of this Agreement, the liability of USAIS to
Reseller resulting from failure or inability to provide the USAIS Services and Content shall be limited to credits, based on payment due, for interruptions of access to Core Data longer then 48 hours. Other than such credits, Reseller's sole remedy for failure or inability of USAIS to perform its obligations under this Agreement shall be to terminate this Agreement. IN NO EVENT SHALL USAIS BE LIABLE TO RESELLER OR TO ANY END USERS FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS,


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         CONFIDENTIAL


INDIRECT, SPECIAL EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUES, OR ANY OTHER LEGAL THEORY.

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  14.0 Force Majeure
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Neither party hereto shall be considered in default in performance of its obligations hereunder if performance of such obligations is prevented or delayed by acts of God or government, or other events beyond the reasonable control of the party. Time of performance of either party's obligations hereunder shall be extended by the time period reasonably necessary to overcome the effects of such occurrences, provided, however, that if such circumstances continue beyond sixty
(60) days, the party awaiting performance may cancel this Agreement.

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  15.0 Dispute Resolution
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Any claim, controversy or dispute between the parties shall be resolved by arbitration in accordance with the then current rules of the American Arbitration Association. A single arbitrator engaged in the practice of law with experience with computer and Internet legal issues shall conduct the arbitration. The arbitrator's decision and award shall be final and binding and may be entered in any court with jurisdiction.

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  16.0 Governing Law
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This Agreement shall be governed by and construed in all respects in accordance with the laws of the commonwealth of Virginia.

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  17.0 Relationship of the Parties
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This Agreement does not create a partnership or joint venture among the parties, and neither party will be an agent of the other. Neither party will have the authority to bind the other party, except as set forth in this Agreement.

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   18.0 Illegality
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Nothing contained in this Agreement will be construed so as to require the commission of an act or payment of any compensation that is contrary to law or to require the violation of any guild or union agreement applicable to this Agreement, which may, from time to time, be in effect and by its terms be controlling of this Agreement or either party. If there is any conflict between any provision of this Agreement and any such applicable law or guild or union agreement, the latter will prevail and the provision or provisions of this Agreement affected will be modified to the extent (but only to the extent) necessary to remove such conflict and permit compliance with such law or guild or union agreement.

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         CONFIDENTIAL

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  19.0 No Waiver
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No waiver by any party of any failure by the other party to keep or perform any covenant or condition of this Agreement will be deemed a waiver or any preceding or succeeding breach of the same or any other covenant or condition.

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  20.0 Entire Agreement
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This Agreement and its attachments contain the sole and only agreement of the parties relating to the subject matter herein and sets forth the rights, duties and obligations of each party to the other as of the date of this Agreement. Any prior agreements, promises, amendments, negotiations or representations not expressly set forth in this Agreement, whether written or oral, are of no force or effect and are canceled and superceded by this Agreement.

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  21.0 Amendment
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This Agreement may not be amended or changed, and no conduct of the parties will be construed to amend or change this Agreement, except by a written instrument duly executed by each party.

THE UNDERSIGNED PARTIES HEREBY AGREE TO THE TERMS, CONDITIONS AND ATTACHMENTS OF THE USAIS CONTENT LICENSE AND RESELLER AGREEMENT.

PARTSBASE.COM, INC.                              USA INFORMATION SYSTEMS, INC.

By /s/ ROBERT HAMMOND                            By /s/ STEPHEN M. MURDOCK
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Robert Hammond                                   Stephen M. Murdock
President                                        President

Date:                                            Date:
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